UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2019

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250

Lexington, Kentucky 40503

(Address of principal executive office) (Zip Code)

(859) 389-6500

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 2.02 Results of Operations and Financial Condition.

On November 6, 2019, Rhino Resource Partners LP (“Rhino” or the “Partnership”) issued a press release announcing its financial and operating results for the quarter ended September 30, 2019.

The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated November 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC
its General Partner

Dated: November 6, 2019	By:	/s/ Whitney C. Kegley
Whitney C. Kegley
Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1	Press Release dated November 6, 2019.